ADVANCE CAPITAL I, INC.
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2005

The Statement of Additional Information is amended to include the following after the paragraph titled
"Repurchase Agreements" on page 3:

Securities Lending - Each of the Advance Capital I Funds may seek to increase its income by lending portfolio securities. Loans may only be made to financial institutions and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time. For the duration of the loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The
Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33 1/3 % of the value of the total assets of the Fund.

Dated: September 2, 2005